Exhibit 10.3

THIS AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE (THIS “NOTE”) AND THE SECURITIES INTO WHICH IT MAY BE CONVERTED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND THIS NOTE AND THE SECURITIES INTO WHICH IT MAY BE CONVERTED MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY TO THE EFFECT THAT ANY SALE OR OTHER DISPOSITION IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

RIGEL RESOURCE ACQUISITION CORP
AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE

Principal Amount: Up to U.S.$4,200,000	Dated as of December 28, 2023

(See Schedule A)

FOR VALUE RECEIVED and subject to the terms and conditions set forth herein, Rigel Resource Acquisition Corp, a Cayman Islands exempted company (“Maker”), promises to pay to Rigel Resource Acquisition Holding LLC, a Cayman Islands limited liability company (the “Sponsor”), and Orion Mine Finance GP III LP, a Cayman Islands limited partnership (each, a “Payee” and together, the “Payees”), or order, the principal balance as set forth on Schedule A hereto in lawful money of the United States of America on a pro rata basis based on the amount of the principal balance each Payee has advanced hereunder; which schedule shall be updated from time to time by the parties hereto to reflect all advances and readvances outstanding under this Note; provided that at no time shall the aggregate of all advances and readvances outstanding under this Note exceed U.S.$4,200,000. Any advance hereunder shall be made by a Payee pursuant to Section 2 below and shall be set forth on Schedule A. All payments on this Note shall be made by check or wire transfer of immediately available funds or as otherwise determined by Maker to such account as each Payee may from time to time designate by written notice in accordance with the provisions of this Note. This Note amends, restates and replaces in its entirety that certain Convertible Promissory Note, dated as of August 9, 2023, by Maker in favor of the Sponsor in the principal amount of up to U.S.$4,200,000.

1. Principal. All unpaid principal under this Note shall be due and payable in full on the earlier of: (i) the date by which Maker has to complete a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) pursuant to its Amended and Restated Memorandum and Articles of Association (as may be amended from time to time), and (ii) the effective date of a Business Combination (such earlier date of (i) and (ii), the “Maturity Date”), unless accelerated upon the occurrence of an Event of Default (as defined below). Any outstanding principal under this Note may be prepaid at any time by Maker, at its election and without penalty; provided, however, that each Payee shall have a right to first convert its pro rata share of the principal balance pursuant to Section 6 below upon notice of such prepayment. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of Maker, be obligated personally for any obligations or liabilities of Maker hereunder.

2. Drawdowns. Payees shall collectively advance to Maker the lesser of (A) U.S.$0.03 for each then-outstanding Class A ordinary share, par value U.S.$0.0001 per share (“Class A Ordinary Shares”), of Maker included as part of the units sold in Maker’s initial public offering (the “IPO”) and (B) U.S.$350,000, beginning on August 9, 2023, for each month (or pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with the shareholder vote to approve an initial Business Combination and (ii) August 9, 2024.

3. Interest. No interest shall accrue on the unpaid principal balance of this Note.

4. Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorney’s fees, then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note.

5. Events of Default. The occurrence of any of the following shall constitute an event of default (“Event of Default”):

(a) Failure to Make Required Payments. Failure by Maker to pay the principal amount due pursuant to this Note on the Maturity Date.

(b) Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c) Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days.

6. Conversion

(a) Optional Conversion. At the option of each Payee, at any time on or prior to the Maturity Date, any amounts outstanding under this Note advanced by such Payee (or any portion thereof), up to U.S.$1,500,000 in the aggregate, may be converted into whole warrants to purchase Class A Ordinary Shares of Maker at a conversion price (the “Conversion Price”) per warrant (“Warrants”) equal to U.S.$1.00 per Warrant. If such Payee elects such conversion, the terms of such Warrants issued in connection with such conversion shall be identical to the warrants issued to the Sponsor in the private placement (the “Private Placement Warrants”) pursuant to that certain Private Placement Warrants Purchase Agreement, dated as of November 4, 2021, among Maker, Sponsor and the other parties thereto, including that each Warrant will entitle the holder thereof to purchase one Class A Ordinary Share at a price of U.S.$11.50 per share, subject to the same adjustments applicable to the Private Placement Warrants. Before this Note may be converted under this Section 6(a) with respect to a Payee, such Payee shall surrender this Note, duly endorsed, at the office of Maker and shall state therein the amount of the unpaid principal of this Note to be converted and the name or names in which the certificates for Warrants are to be issued (or the book-entries to be made to reflect ownership of such Warrants with Maker’s transfer agent); provided that such amount is no greater than U.S.$1,500,000. The conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of this Note and the person or persons entitled to receive the Warrants upon such conversion shall be treated for all purposes as the record holder or holders of such Warrants as of such date. Each such newly-issued Warrant shall include a restrictive legend that contemplates the same restrictions as the Private Placement Warrants. The Warrants and Class A Ordinary Shares issuable upon exercise of the Warrants shall constitute “Registrable Securities” pursuant to that certain Registration Rights Agreement, dated as of November 4, 2021, between Maker and Sponsor.

(b) Remaining Principal. All accrued and unpaid principal of this Note that is not then converted into Warrants, shall continue to remain outstanding and to be subject to the conditions of this Note.

(c) Fractional Warrants; Effect of Conversion. No fractional Warrants shall be issued upon conversion of this Note. In lieu of any fractional Warrants to a Payee upon conversion of this Note, Maker shall pay to such Payee an amount equal to the product obtained by multiplying the Conversion Price by the fraction of a Warrant not issued pursuant to the previous sentence. Upon conversion of this Note in full and the payment of any amounts specified in this Section 6(c), this Note shall be cancelled and void without further action of Maker or Payees, and Maker shall be forever released from all its obligations and liabilities under this Note.

7. Remedies.

(a) Upon the occurrence of an Event of Default specified in Section 5(a) hereof, each Payee may, by written notice to Maker, declare this Note to be due immediately and payable, whereupon the unpaid principal amount of this Note, and all other amounts payable thereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b) Upon the occurrence of an Event of Default specified in Sections 5(b) or 5(c), the unpaid principal balance of this Note, and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of any Payee.

8. Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by any Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by any Payee.

9. Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by any Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by any Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting Maker’s liability hereunder.

10. Notices. All notices, statements or other documents which are required or contemplated by this Note shall be: (i) in writing and delivered personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party or (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

11. Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

12. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13. Trust Waiver. Notwithstanding anything herein to the contrary, each Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the trust account established in which proceeds of the IPO (including the deferred underwriting discounts and commissions) and proceeds of the sale of Private Placement Warrants were or will be deposited, as described in greater detail in the registration statement on Form S-1 relating to the IPO filed by Maker with the Securities and Exchange Commission, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the trust account for any reason whatsoever.

14. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of Maker and Payees.

15. Successors and Assigns. Subject to the restrictions on transfer in Sections 16 and 17 below, the rights and obligations of Maker and each Payee hereunder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of any party hereto (by operation of law or otherwise) with the prior written consent of the other parties hereto and any attempted assignment without the required consent shall be void.

16. Transfer of this Note or Securities Issuable on Conversion. With respect to any sale or other disposition by a Payee of this Note or securities into which this Note may be converted, such Payee shall give written notice to Maker prior thereto, describing briefly the manner thereof, together with (i) except for a Permitted Transfer (as defined below), in which case the requirements in this clause (i) shall not apply, a written opinion (unless waived by Maker) reasonably satisfactory to Maker in form and substance from counsel reasonably satisfactory to Maker to the effect that such sale or other distribution may be effected without registration or qualification under any federal or state law then in effect and (ii) a written undertaking executed by the desired transferee reasonably satisfactory to Maker in form and substance agreeing to be bound by the restrictions on transfer contained herein. Upon receiving such written notice, reasonably satisfactory opinion (unless waived by Maker), or other evidence, and such written acknowledgement, Maker, as promptly as practicable, shall notify such Payee that Payee may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the note delivered to Maker. If a determination has been made pursuant to this Section 16 that the opinion of counsel for such Payee, or other evidence, or the written acknowledgment from the desired transferee, is not reasonably satisfactory to Maker, Maker shall so notify such Payee promptly after such determination has been made. Each Note thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for Maker such legend is not required in order to ensure compliance with the Securities Act. Maker may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration on the books maintained for such purpose by or on behalf of Maker. Prior to presentation of this Note for registration of transfer, Maker shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and Maker shall not be affected by notice to the contrary. For purposes hereof “Permitted Transfer” shall have the same meaning as any transfer that would be permitted for the Private Placement Warrants under the Letter Agreement, dated November 4, 2021, among Maker, Sponsor and the other parties thereto.

17. Acknowledgment. Each Payee is acquiring this Note for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof in violation of applicable securities laws. Each Payee understands that the acquisition of this Note involves substantial risk. Each Payee has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in this Note, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this investment in this Note and protecting its own interests in connection with this investment.

[Signature page follows]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

RIGEL RESOURCE ACQUISITION CORP

By:	/s/ Jonathan Lamb
	Name:	Jonathan Lamb
	Title:	Chief Executive Officer

Acknowledged and agreed as of the day and year first above written.

RIGEL RESOURCE ACQUISITION HOLDING LLC

By:	/s/ Oskar Lewnowski
	Name:	Oskar Lewnowski
	Title:	Chief Investment Officer

For and on behalf of: Orion Mine Finance Fund III LP By its general partner Orion Mine Finance GP III LP By its general partner Orion Mine Finance GP III LLC

ORION MINE FINANCE GP III LP

By:	/s/ Oskar Lewnowski
	Name:	Oskar Lewnowski
	Title:	Chief Investment Officer

For and on behalf of its general partner: Orion Mine Finance GP III LLC

[Signature Page to Amended and Restated Promissory Note (Trust Top Up)]